STANDARD MANAGEMENT CORPORATION AND SUBSIDIARIES

Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q/A of Standard Management Corporation for the quarter ended September 30, 2002, I, Ronald D. Hunter, Chairman, and Chief Executive Officer of Standard Management Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.

February 21, 2003	/s/ Ronald D. Hunter

Ronald D. Hunter Chairman and Chief Executive Officer

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